Exhibit 10.3

COLLATERAL ASSIGNMENT OF PURCHASE AGREEMENT

This Collateral Assignment of Purchase Agreement (this “Assignment”), dated as of October 27, 2017, is made by AIRCO 1, LLC, a Delaware limited liability company (“Borrower”), in favor of MINNESOTA BANK & TRUST, a Minnesota banking corporation (the “Lender”).

WITNESSETH:

WHEREAS, CONTRAIL AVIATION SUPPORT, LLC, a Wisconsin limited liability company (the “Seller”), and Borrower have entered into that certain Purchase Agreement, to be dated of even date herewith (“Airframe Purchase Agreement”), and certain related transaction documents listed on Schedule I attached hereto (collectively, as the same may be amended, supplemented, amended and restated, renewed or otherwise modified, the “Transaction Agreements”);

WHEREAS, pursuant to the Transaction Agreements, the Seller has made certain representations and warranties to, and covenants and agreements with, Borrower, including agreements by the Seller under certain circumstances to indemnify Borrower (collectively, the “Representations, Warranties, Covenants and Indemnities”);

WHEREAS, Borrower and the Lender have entered into that certain Loan Agreement, dated on or about the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), and, pursuant to the Security Agreement, dated of even date with the Loan Agreement, executed by Borrower in favor of the Lender, Borrower has granted to the Lender security interests in and liens on Borrower’s assets; and

WHEREAS, the Lender has required, as a condition to its entering into the Loan Agreement, that Borrower collaterally assign to the Lender, as additional security for the repayment of the Obligations, all of its rights and remedies with respect to the Representations, Warranties, Covenants and Indemnities;

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower agrees as follows:

1.    Unless otherwise defined herein, all terms used herein shall have their defined meanings under the Loan Agreement.

2.    Borrower hereby collaterally assigns and transfers to the Lender, as additional security for the repayment in full of the Obligations, all of its rights and remedies with respect to the Representations, Warranties, Covenants and Indemnities, and any payments due from the Seller to Borrower under or pursuant to the Airframe Purchase Agreement and the other Transaction Agreements.

3.    Until all the Obligations have been indefeasibly paid in full and the Loan Agreement has been terminated, Borrower hereby irrevocably authorizes and empowers the Lender or its agents, in the sole discretion of the Lender exercised in good faith after and during the continuance of an Event of Default, to: (a) assert, either directly or on behalf of Borrower, any claims Borrower may have, from time to time, against the Seller with respect to the Representations, Warranties, Covenants and Indemnities or with respect to any payments due from the Seller to Borrower under or pursuant to the Transaction Agreements, as the Lender may reasonably deem proper, and (b) to receive and collect any damages, awards and other monies resulting therefrom (“Damages”) and to apply the same on account of the Obligations in accordance with the terms of the Loan Agreement. Until all the Obligations have been indefeasibly paid in full and the Loan Agreement has been terminated, Borrower hereby irrevocably makes, constitutes and appoints the Lender (and all officers, employees or agents designated by the Lender) as their true and lawful attorney (and agent-in-fact) for the purpose of enabling the Lender or its agents, after the occurrence and during the continuance of an Event of Default, to assert and collect such claims and to apply such monies in the manner set forth hereinabove. The appointment of the Lender as attorney-in-fact is a power coupled with an interest. Lender shall have no liability for exercising or not exercising its rights hereunder. The rights of the Lender set forth in this Agreement shall be in addition to, and not in lieu of, any rights or obligations set forth in the Loan Agreement, the Security Agreement or any other Loan Document. All rights and remedies evidenced hereby, or evidenced or contemplated by the Loan Agreement or any Loan Document shall be cumulative and may be exercised separately or concurrently in the sole discretion of the Lender. Notwithstanding the foregoing, Borrower shall have the right to assert claims against the Seller in connection with the Representations, Warranties, Covenants and Indemnities during every period of time in which no uncured or unwaived Event of Default exists, provided, that Borrower first gives the Lender written notice of its intention to assert any such claims where the amount at issue is in excess of $10,000 and then keeps the Lender informed of the status of any proceedings concerning such claims.

4.    Borrower shall keep the Lender informed of all material circumstances known to Borrower bearing upon the Representations, Warranties, Covenants and Indemnities, and Borrower shall not waive any of its material rights or material remedies under the Airframe Purchase Agreement or any other Transaction Agreement with respect to the Representations, Warranties, Covenants and Indemnities without the prior written consent of the Lender.

5.    All Net Damages in excess of $10,000 received by Borrower during the pendency of any Event of Default shall be paid over to Lender in the form received for application to the Obligations in such order as the Lender, in its sole discretion, may elect. “Net Damages” shall mean the Damages recovered by Borrower less reasonable costs of recovery including, without limitation, Borrower’s reasonable attorney’s fees and legal expenses.

6.    This Assignment shall continue in effect until the Obligations have been indefeasibly paid in full and the Loan Agreement has been terminated at which time this Assignment shall automatically terminate.

7.    At any time or from time to time, upon the Lender’s written request, Borrower will execute and deliver to the Lender such further documents and do such other acts and things as the Lender may reasonably request in order to effectuate the purposes of this Assignment including, without limitation, the filing or recording of this Assignment or any schedule, amendment or supplement hereto, or a financing or continuation statement with respect hereto in accordance with the laws of any applicable jurisdictions. Borrower hereby authorizes the Lender to effect any such filing or recording as aforesaid (including the filing of any such financing statements or amendments thereto without the signature of Borrower), and the Lender’s reasonable costs and expenses with respect thereto shall be part of the Obligations and shall be payable by Borrower on demand.

8.    Borrower hereby represents and warrants that, as of the date hereof: (i) the Airframe Purchase Agreement is in full force and effect and is enforceable by Borrower in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability of rights of creditors generally and by general equitable principles which may limit the right to obtain equitable remedies, (ii) to its knowledge, no default exists under the Airframe Purchase Agreement, (iii) Borrower has not assigned or pledged or otherwise encumbered the Airframe Purchase Agreement other than as contemplated hereby, (iv) Borrower has the requisite power, authority and legal right to assign its respective rights under the Airframe Purchase Agreement pursuant to this Assignment, (v) this Assignment has been duly authorized, executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable by the Lender against Borrower in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability of rights of creditors generally and by general equitable principles which may limit the right to obtain equitable remedies, (vi) to its knowledge, no material consent of any other Person and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, domestic or foreign, is required to be obtained by Borrower in connection with the execution, delivery or performance of this Assignment by Borrower except those that have been obtained, (vii) to its knowledge, the execution, delivery and performance of this Assignment will not violate any provision of any law, and (viii) the execution, delivery, and performance of this Assignment by Borrower will not violate any provision of any material contractual obligation to which Borrower is a party or upon any of its assets and will not result in the creation or imposition of any lien on any of the assets of Borrower except as contemplated by this Assignment and the other Loan Documents.

9.    Borrower: (i) will not assign, pledge or otherwise encumber any of its respective right, title or interest in, to or under the Airframe Purchase Agreement to anyone other than the Lender and its successors or assigns; (ii) will not, except with the prior written consent of the Lender, enter into any agreement amending, modifying, restating, renewing or supplementing the Airframe Purchase Agreement; in any manner which is, or could reasonably be expected to be, materially adverse to the rights of the Lender; (iii) will not, without the prior written consent of the Lender, consent or agree to any act or omission to act on the part of any party to the Airframe Purchase Agreement that, without such consent or agreement, would constitute a material default thereunder; (iv) will deliver to the Lender a copy of each demand, notice, communication or document (except those received in the ordinary course of business) delivered to it in any way relating to the Airframe Purchase Agreement; and (v) will not grant any material consents or waivers under the Airframe Purchase Agreement without receiving the prior written consent of the Lender.

10.    It is understood that the Lender does not in any way assume Borrower’s obligations under the Airframe Purchase Agreement. Borrower hereby agrees to indemnify Lender against all liability arising in connection with or on account of this Assignment (including, without limitation, any liability arising out of Lender’s enforcement of this Assignment), except for any such liabilities arising on account of Lender’s gross negligence or willful misconduct.

11.    Any provision of this Assignment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.    NONE OF THE TERMS OR PROVISIONS OF THIS ASSIGNMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT BY AN INSTRUMENT IN WRITING, DULY EXECUTED BY THE BANK AND BORROWER. THIS ASSIGNMENT AND ALL THE RESPECTIVE OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE BINDING UPON THE SUCCESSORS AND ASSIGNS OF THE RESPECTIVE PARTIES AND SHALL, TOGETHER WITH THE RIGHTS AND REMEDIES OF EACH PARTY HEREUNDER, INURE TO THE BENEFIT OF SUCH PARTY AND ITS RESPECTIVE SUCCESSORS AND ASSIGNS. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MINNESOTA.

13.    AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE BANK TO ENTER INTO THIS ASSIGNMENT AND EXTEND CREDIT TO THE BORROWER, BORROWER AGREES THAT AT THE OPTION OF THE BANK, THIS ASSIGNMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS OR ST. PAUL, MINNESOTA; AND BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS ASSIGNMENT, THE BANK AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

14.    Any notice required, permitted or contemplated hereunder shall be in writing and addressed to the party to be notified at the address set forth below or at such other address as each party may designate for itself from time to time by notice hereunder, and shall be deemed validly given (i) three (3) days following deposit in the U.S. mails, with proper postage prepaid, or (ii) the next business day after such notice was delivered to a regularly scheduled overnight delivery carrier with delivery fees either prepaid or an arrangement, satisfactory with such carrier, made for the payment thereof, or (iii) upon receipt of notice given by telecopy or personal delivery:

To the Lender:

Minnesota Lender & Trust

7701 France Avenue South, Suite 110

Edina, MN 55435

Attention: Mr. Eric P. Gundersen, VP

With a copy to:

Fabyanske, Westra, Hart & Thomson, P.A.

333 South Seventh Street, Suite 2600

Minneapolis, MN 55402

Attention: Frederick H. Ladner, Esq.

To Borrower:

Airco 1, LLC

5930 Balsom Ridge Road

Denver, North Carolina 28037

Attention: Candice Otey

Telecopy No: No fax number

With a copy to:

Winthrop & Weinstine, P.A.

225 S. 6th Street

Minneapolis, MN 55402

Attention: David E. Moran

15.    AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE BANK TO ENTER INTO THIS ASSIGNMENT AND EXTEND CREDIT TO BORROWER, BORROWER AND THE LENDER EACH WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS ASSIGNMENT AND/OR THE CONDUCT OF THE RELATIONSHIP BETWEEN THE LENDER AND BORROWER.

16.    Counterparts. This Assignment may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Assignment.    Receipt by telecopy, pdf file or other electronic means of any executed signature page to this Assignment shall constitute effective delivery of such signature page.

[signature pages follow]

IN WITNESS WHEREOF, this Assignment has been duly executed on the date first above written.

Borrower:

AIRCO 1, LLC, a Delaware limited liability company

By:
Name:
Its:

[Signature Page to Collateral Assignment of Purchase Agreement]

Accepted as of October 27, 2017:

BANK:

MINNESOTA BANK & TRUST

By:
Name:	Eric P. Gundersen
Its:	Vice President

[Signature Page to Collateral Assignment of Purchase Agreement]

SCHEDULE I

TO

COLLATERAL ASSIGNMENT OF REPRESENTATIONS,

WARRANTIES, COVENANTS AND INDEMNITIES

1.	Airframe Purchase Agreement

2.	Warranty Bill of Sale

3.	Acknowledgment of Delivery

4.	Certificate of Technical Acceptance